===============================================================================

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------

                                  FORM 8-K

                    -----------------------------------


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

                              OCTOBER 6, 2005
              Date of Report (Date of Earliest Event Reported)

                    -----------------------------------

                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

       DELAWARE                     000-50723                   04-3638229
    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                         Identification No.)
   incorporation or
     organization)

          701 MOUNT LUCAS ROAD                            08540
         PRINCETON, NEW JERSEY                         (Zip Code)
(Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

      On August 1, 2005, Goldman Sachs Hedge Fund Partners, LLC ("HFP" or the "Company"), completed a private placement of 52,500.0000 newly-issued Class A Series 16 units (the "Class A Series 16 Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 16 Unit. The private placement resulted in proceeds of $5,250,000.00. The sale was not subject to any underwriting discount or commission.

      On September 1, 2005, the Company completed a private placement of 10,000.0000 newly-issued Class A Series 17 units (the "Class A Series 17 Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 17 Unit. The private placement resulted in proceeds of $1,000,000.00. The sale was not subject to any underwriting discount or commission.

      On October 1, 2005, the Company completed a private placement of 51,262.5000 newly-issued Class A Series 18 units (the "Class A Series 18 Units" and, together with the Class A Series 16 Units and the Class A Series 17 Units, the "Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 18 Unit. The private placement resulted in proceeds of $5,126,250.00. The sale was not subject to any underwriting discount or commission.

      The Units were privately offered and sold to accredited investors pursuant to Rule 506 of Regulation D and the sales were exempt from registration under the Securities Act of 1933.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



      Date:  October 6, 2005


                                GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
                                  (Registrant)


                                By: Goldman Sachs Hedge Fund
                                      Strategies LLC
                                    Managing Member

                                    By: /s/ Tobin V. Levy
                                       ---------------------------------
                                       Tobin V. Levy
                                       Managing Director and Chief
                                       Financial Officer